UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22575

J.P. Morgan Access Multi-Strategy Fund II

(Exact name of registrant as specified in charter)

270 Park Avenue, Floor 6

                New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue, Floor 9

         New York, NY 10017

(Name and address of agent for service)

Copy to:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the period from October 1, 2011 (commencement of operations)

to March 31, 2012

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund II

Financial Statements

For the period from October 1, 2011 (commencement of operations)

to March 31, 2012

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

J.P. Morgan Access Multi-Strategy Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Access Multi-Strategy Fund II (the “Fund”) at March 31, 2012, and the results of its operations, the changes in net assets, its cash flows and the financial highlights for the period October 1, 2011 (commencement of operations) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at March 31, 2012 by correspondence with the underlying investment funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 30, 2012

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments

March 31, 2012

Investment Fund	Cost ($)	Fair Value ($)	% of Net Assets	Liquidity (d)
Diversified
D.E. Shaw Composite International Fund, Ltd.	4,350,000	4,503,376	4.04	Quarterly
Hudson Bay International Fund Ltd. (a)	7,600,000	7,889,698	7.07	Quarterly
OZ Overseas Fund II, Ltd.	9,400,000	9,792,292	8.78	Quarterly

Total	21,350,000	22,185,366	19.89

Event Driven - Core
Paulson Enhanced Ltd. (a)	4,100,000	4,465,010	4.01	Semi-Annual
Pershing Square International, Ltd.	4,150,000	4,433,520	3.97	Quarterly
Third Point Offshore Fund, Ltd. (a)	4,250,000	4,489,965	4.03	Quarterly

Total	12,500,000	13,388,495	12.01

Event Driven - Distressed
Caspian Capital Partners International, Ltd.	2,850,000	2,967,868	2.67	Quarterly
Perella Weinberg Partners Xerion Offshore Fund Ltd.	1,000,000	1,039,908	0.93	Quarterly
York Credit Opportunities Unit Trust	5,300,000	5,647,259	5.06	Quarterly

Total	9,150,000	9,655,035	8.66

Long/Short Equities
Brahman Partners II Offshore , Ltd. (a)	4,950,000	5,338,888	4.79	Quarterly
Glenview Capital Partners, Ltd. (a)	4,900,000	5,112,527	4.58	Quarterly
Maverick Fund, Ltd.	5,100,000	5,407,896	4.84	Monthly
OZ Asia Overseas Fund, Ltd.	4,300,000	4,465,176	4.01	Quarterly
Standard Pacific Capital Offshore Fund, Ltd. (a)	4,000,000	4,007,467	3.60	Quarterly
TPG-Axon Partners (Offshore), Ltd.	3,450,000	3,726,961	3.34	Quarterly

Total	26,700,000	28,058,915	25.16

Opportunistic/Macro
D.E. Shaw Oculus International Fund Ltd.	6,800,000	7,461,032	6.69	Quarterly
Two Sigma Horizon Cayman Fund, Ltd. (a)	7,500,000	7,583,713	6.80	Quarterly
Winton Futures Fund Ltd. (a)	6,550,000	6,508,026	5.84	Monthly

Total	20,850,000	21,552,771	19.33

Relative Value
Bocage Global Resources Offshore Fund	4,000,000	3,951,600	3.54	Monthly
Horizon Portfolio I Ltd. (a)	5,150,000	5,170,905	4.64	Quarterly
Southpaw Credit Opportunity Fund (FTE) Ltd.	5,150,000	5,202,680	4.67	Quarterly

Total	14,300,000	14,325,185	12.85

Total Investments in Investment Funds	104,850,000	109,165,767	97.90

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

March 31, 2012

Investment Fund	Cost ($)	Fair Value ($)	% of Net Assets	Liquidity (d)
Short-Term Investment
Investment Company
J.P. Morgan Prime Money Market Fund, Institutional Class Shares, 0.01% (b) (c)	1,717,379	1,717,379	1.54	Daily

Total Investments	106,567,379	110,883,146	99.44
Other Assets, less Other Liabilities		618,778	0.56

Net Assets		111,501,924	100.00

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of March 31, 2012.
(d)	Certain funds may be subject to an initial lockup period.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

March 31, 2012

Investment Strategy as a Percentage of Total Investments

The management agreements of the general partners/managers provide for compensation to such general partners/managers in the form of management fees ranging from 1% to 3% annually of net assets and incentives of 15% to 30% of net profits earned.

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Assets and Liabilities

March 31, 2012

Assets
Investments, at fair value (cost $106,567,379)	$110,883,146
Investments paid in advance	12,040,000
Prepaid expenses	23,875
Due from Investment Manager	433
Interest receivable	457

Total assets	122,947,911

Liabilities
Subscriptions received in advance (see Note 6)	11,221,000
Management Fee payable	116,283
Professional fees payable	57,454
Administration Fee payable	13,954
Credit facility fees payable	5,000
Other accrued expenses	32,296

Total liabilities	11,445,987

Net assets attributable to 7,178,998 shares issued and outstanding ($0.001 par value; unlimited number of shares authorized)	$111,501,924

Net Assets
Paid in capital	$108,247,224
Accumulated net investment loss	(1,061,067)
Accumulated net realized gain	—
Net unrealized appreciation	4,315,767

Total Net Assets	$111,501,924

Net asset value per share	$15.53

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Operations

For the period from October 1, 2011

(commencement of operations)

to March 31, 2012

Investment income
Interest income	$389

Total investment income	389

Expenses
Management Fee (see Note 3)	451,736
Professional fees	99,000
Fund accounting and custodian fees	79,698
Administration Fee (see Note 3)	56,725
Investor servicing fees	11,925
Credit facility fees	9,333
Insurance	2,170
Trustees and Chief Compliance Officer’s fees	209
Other expenses	3,034

Total expenses	713,830

Less: Waivers and/or expense reimbursements (see Note 3)	(46,628)

Net expenses	667,202

Net investment income/(loss)	(666,813)

Realized and unrealized gain/(loss)
Net change in unrealized appreciation/(depreciation) on investment funds	4,315,767

Net realized and unrealized gain/(loss)	4,315,767

Net increase in net assets derived from operations	$3,648,954

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Changes in Net Assets

For the period from October 1, 2011

(commencement of operations)

to March 31, 2012

Change in Net Assets Resulting from Operations:
Net investment income/(loss)	$(666,813)
Change in net unrealized appreciation/(depreciation)	4,315,767

Change in net assets resulting from operations	3,648,954

Distributions to Shareholders:
From net investment income	(394,254)

Capital Transactions:
Change in net assets from capital transactions	108,247,224

Net Assets:
Change in net assets	111,501,924
Beginning of period	—

End of period	$111,501,924

Accumulated net investment loss	$(1,061,067)

Capital Transactions:
Proceeds from shares issued	$107,879,015
Dividends and distributions reinvested	368,209
Cost of shares redeemed	—
Redemption fees	—

Change in net assets from capital transactions	$108,247,224

Share Transactions:
Issued	7,154,246
Reinvested	24,752
Redeemed	—

Change in Shares	7,178,998

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Statement of Cash Flows

For the period from October 1, 2011

(commencement of operations)

to March 31, 2012

Cash flows from operating activities
Net increase in net assets derived from operations	$3,648,954
Adjustments to reconcile net increase in net assets derived from operations to net cash used in operating activities:
Purchases of investment funds	(104,850,000)
Net change in unrealized (appreciation)/depreciation on investment funds	(4,315,767)
Purchases of short-term investments, net	(1,717,379)
Increase in interest receivable	(457)
Increase in investments paid in advance	(12,040,000)
Increase in prepaid expenses	(23,875)
Increase in Due from Manager	(433)
Increase in Administration Fee payable	13,954
Increase in Credit facility fees payable	5,000
Increase in Management Fee payable	116,283
Increase in Professional fees payable	57,454
Increase in Other accrued expenses	32,296

Net cash used in operating activities	(119,073,970)

Cash flows from financing activities
Capital subscriptions, including change in subscriptions received in advance	119,100,015
Distributions paid in cash	(26,045)

Net cash provided by financing activities	119,073,970

Net increase in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental disclosure of non-cash activities

Financing activities not included herein consist of reinvestment of distributions of $368,209.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Financial Highlights

Ratios and Other Financial Highlights

Period from October 1, 2011* through March 31, 2012
Net asset value, beginning of period	$15.00

Net investment income (loss)(a)	(0.15)
Net realized and unrealized gain (loss) from investment	0.77

Net increase (decrease) in net assets resulting from operations	0.62

Total distributions	(0.09)

Net asset value, end of period	$15.53

Total return(b)	4.19%
Ratios to average net assets:(c)
Expenses, before waivers	2.14%
Expenses, net of waivers	2.00%
Net investment income (loss), before waivers	(2.14%)
Net investment income (loss), net of waivers	(2.00%)
Portfolio turnover rate(b)	0.00%

Total return is calculated as the percentage change in value of a theoretical shareholder investment made at the beginning of the period, net of all fees and expenses. A shareholder’s total return may vary based on the timing of capital subscriptions.

The above expense ratios do not include the expenses from the underlying fund investments. However, total returns take into account all expenses.

*	Commencement of operations.
(a)	Based on average shares outstanding.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012

1. Organization

J.P. Morgan Access Multi-Strategy Fund II (the “Fund”), was organized as a Delaware statutory trust on June 16, 2011 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (“Investment Funds”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Investment Manager”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Trustees (the “Board”). The Investment Manager has in turn delegated substantially all investment authority and the allocation of the Fund’s assets among the Investment Funds and other instruments to J.P. Morgan Private Investments Inc. (the “Sub-Advisor” or “JPMPI”), a corporation formed under the laws of the State of Delaware and a wholly-owned subsidiary of JPMorgan Chase. The Sub-Advisor will allocate Fund assets among the Investment Funds and other investments that, in its view, represent attractive investment opportunities.

Both the Investment Manager and the Sub-Advisor are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Fund is offered to certain tax-exempt or tax-deferred investors. The Fund is neither designed nor intended for U.S. taxable investors and/or non-U.S. persons.

2. Significant Accounting Policies

a. Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

b. Valuation of Investments

The net asset value of the Fund is determined as of the last day of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

value. In accordance with these procedures, fair value as of each month-end ordinarily is the net asset value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Fund uses the net asset value to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. In the unlikely event that an Investment Fund does not report a month-end net asset value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets”, sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds, the value of its investment could fluctuate. As of March 31, 2012, none of the Investment Funds’ investments were held by such side pockets.

Investments in other open-end investment companies are valued at such company’s net asset value per share as of the report date.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below

•	Level 1 inputs are quoted prices in active markets for identical securities;

•	Level 2 inputs are other significant observable inputs (including the Investment Fund’s ability to be redeemed within 12 months of the reporting date at fair value).

•

Level 3 inputs are significant unobservable inputs and include restrictions on redemptions of the Investment Funds due to terms of the investment or gates, suspensions, etc. imposed by the Investment Fund such that the Fund cannot redeem at fair value within 12 months of the reporting date.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input, by strategy:

Investments in Investment Funds	Total Fair Value at 03/31/2012	Level 1	Level 2	Level 3
Diversified	$22,185,366	$—	$22,185,366	$—
Event Driven - Core	13,388,495	—	8,954,975	4,433,520
Event Driven - Distressed	9,655,035	—	9,655,035	—
Long/Short Equities	28,058,915	—	19,219,427	8,839,488
Opportunistic/Macro	21,552,771	—	21,552,771	—
Relative Value	14,325,185	—	14,325,185	—
Short-Term Investment Investment Company	1,717,379	1,717,379	—	—

Total Investments	$110,883,146	$1,717,379	$95,892,759	$13,273,008

There were no transfers between any of the Levels during the period ended March 31, 2012.

Investment Strategy	Balance as of October 1, 2011	Transfers into Level 3	Transfers out of Level 3	Net realized gain / (loss)	Net change in unrealized appreciation / (depreciation)	Net purchases / (sales)	Balance as of March 31, 2012
Event Driven - Core	$—	$—	$—	$—	$283,520	$4,150,000	$4,433,520
Long/Short Equities	—	—	—	—	489,488	8,350,000	8,839,488

Total	$—	$—	$—	$—	$773,008	$12,500,000	$13,273,008

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The change in unrealized appreciation/(depreciation) attributable to securities owned at March 31, 2012, which were valued using significant unobservable inputs (Level 3), is as follows:

Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)
Event Driven - Core	$283,520
Long / Short Equities	489,488

Total	$773,008

Diversified

Portfolio Managers utilizing this strategy use two or more of the below strategies. Investment Funds within this strategy are generally subject to 45 - 75 day redemption notice periods. The Investment Funds have quarterly liquidity. Certain funds may have lock up periods of up to one year as of March 31, 2012.

Event Driven - Core

Portfolio Managers utilizing this strategy invest in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy. Risk management and hedging techniques are typically employed by the Portfolio Managers to seek to protect the portfolio from deals that fail to materialize. In addition, accurately forecasting the timing of a transaction is an important element affecting the realized return. Portfolio Managers in this strategy may use leverage. Investment Funds within this strategy are generally subject to 60 - 70 day redemption notice periods. The Investment Funds have quarterly to semi-annual liquidity.

Event Driven - Distressed

Portfolio Managers utilizing this strategy invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and sub-performing bank loans, and emerging market debt. Portfolios are usually concentrated in debt instruments. The Portfolio Managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage. Investment Funds within this strategy are generally subject to 30 - 90 day redemption notice periods. The Investment Funds have quarterly liquidity. Certain funds may have lock up periods of up to one year as of March 31, 2012.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

Long/Short Equities

Portfolio Managers utilizing this strategy make long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. The Portfolio Managers typically do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). The Portfolio Managers may specialize in a particular industry or may allocate holdings across industries. Although the strategy is more commonly focused on U.S. markets, a growing number of Portfolio Managers invest globally. Portfolio Managers in this strategy usually employ a low to moderate degree of leverage. Investment Funds within this strategy are generally subject to 45 - 90 day redemption notice periods. The Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to two years as of March 31, 2012.

Opportunistic/Macro

Portfolio Managers utilizing this strategy invest in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture. Most Portfolio Managers utilizing this strategy rely on a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures and options are often used for hedging and speculation in order to quickly position a portfolio to profit from changing markets. The use of leverage varies considerably. Investment Funds within this strategy are generally subject to 2 - 75 day redemption notice periods. The Investment Funds have monthly to quarterly. Certain funds may have lock up periods of up to one year as of March 31, 2012.

Relative Value

Portfolio Managers utilizing this strategy make simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). The Portfolio Managers attempt to neutralize long and short positions to minimize the impact of general market movements. Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. The types of instruments traded vary considerably depending on the Portfolio Manager’s relative value strategy. Because the strategy attempts to capture relatively small mis-pricings between two related securities, moderate to substantial leverage is often employed to produce attractive rates of return. Investment Funds within this strategy are generally subject to 45 - 60 day redemption notice periods. The Investment Funds have monthly to quarterly liquidity. Certain funds may have lock up periods of up to one year as of March 31, 2012.

Any restriction noted above was imposed at various points throughout the period, at the discretions of the underlying Investment Funds and the time at which the restriction might lapse cannot be estimated.

c. Investments Paid in Advance

Investments paid in advance represent funds which have been sent to Investment Funds prior to March 31, 2012 but are not effective until April 1, 2012. See Note 11.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

d. Distributions from Investment Funds

Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified by the Investment Fund as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e. Income Recognition and Security Transactions

Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds are included as unrealized appreciation or depreciation in the Statement of Operations.

f. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board.

g. Income Taxes

The Fund generally invests its assets in foreign corporations that would be classified as passive foreign investment companies (“PFICs”). The Fund has elected to have a tax year end of October 31. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to its shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

The Fund’s Federal tax returns for the prior three fiscal years, or since inception, if shorter, remain subject to examination by the Internal Revenue Service. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2012, the Fund did not incur any interest or penalties.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

2. Significant Accounting Policies (continued)

h. Dividends and Distributions

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, (e.g., reclassification of market discounts, and certain distributions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

All of the distributions to shareholders during the period were from net investment income and were ordinary income for tax purposes.

Pursuant to the automatic dividend reinvestment plan (“DRIP”), shareholders are presumed to have elected to have all income dividends and capital gains distributions automatically reinvested in shares. Shareholders who affirmatively choose not to participate in the DRIP will receive any income dividends and/or capital gains distributions in cash.

3. Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee of 1.25% per year (the “Management Fee”), payable monthly at the rate of 1/12 of 1.25% of the month-end net asset value of the Fund, before giving effect to repurchases or Repurchase Fees (if any, as defined below), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days after the end of each month. For the period ended March 31, 2012, the Management Fee earned by JPMIM totaled $451,736, none of which was waived.

The Investment Manager, on behalf of the Fund, has entered into an investment sub-advisory agreement with JPMPI. For its services as sub-advisor, the Investment Manager pays JPMPI a monthly sub-advisory fee of 1/12 of 1.10% of the month-end net asset value of the Fund.

Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) monthly at the annual rate of 0.15% of the Fund’s month-end assets, before giving effect to repurchases or Repurchase Fees, but after giving effect to the Fund’s other expenses. For the period ended March 31, 2012, the Administration Fee earned by JPMFM totaled $56,725.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, BNY Mellon receives a portion of the fees payable to the Administrator.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

3. Management Fee, Related Party Transactions and Other (continued)

The Bank of New York Mellon (the “Custodian”) serves as custodian of the Fund’s assets and provides custodial services to the Fund. As compensation for services, the Fund pays the Custodian a monthly fee of 0.005% of the Fund’s average gross assets, with a minimum monthly fee of $795.

The Investment Manager, or an affiliate of the Investment Manager, has contractually agreed to waive fees and/or reimburse the Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, interest, brokerage commissions, other transaction-related expenses and any extraordinary expenses) exceed 2.00% on an annualized basis of the Fund’s net assets as of the end of each month. This expense limitation agreement was in effect for the period ended March 31, 2012 and is in place until at least August 24, 2012. The amount waived for the period ended March 31, 2012 was $46,195.

The Fund may invest in one or more money market funds advised by the Investment Manager or its affiliates. The Investment Manager, Administrator and Distributor, as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary. The amount of fees waivers resulting from investments in the money market fund for the period ended March 31, 2012 was $433.

Entities may be retained by the Fund to assist in the placement of Shares. Theses entities (“Placement Agents”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing Shares through a Placement Agent. The placement fee will be added to a prospective investor’s purchase amount; it will not constitute an investment made by the investor in the Fund, nor part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Fund has adopted a Deferred Compensation Plan for Eligible Trustees (the “Plan”) which allows the Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Line of Credit

From time to time, the Fund may borrow cash from a major institution under a credit agreement up to a maximum of 10% of the Fund’s net assets with a cap of $15 million. Interest, which is calculated based on any outstanding balance, and a LIBOR-based rate, is payable monthly to the lending institution. The Fund also pays a monthly fee on the unused amount on the line of credit. During the period ended March 31, 2012, the Fund did not utilize the credit facility. The Fund had no outstanding balance on this credit facility as of March 31, 2012. Credit facility fees incurred for the period ended March 31, 2012 amounted to $9,333 and are included in the Statement of Operations.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

5. Security Transactions

Aggregate purchases of Investment Funds for the period ended March 31, 2012 amounted to $104,850,000. There were no sales of Investment Funds for the period ended March 31, 2012.

6. Subscriptions, Redemptions and Distributions to Shareholders

Generally, initial and additional subscriptions for Shares (“Shares”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Shares in the Fund. The initial acceptance for subscriptions for Shares was September 30, 2011 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts subscriptions for Shares as of the first day of each month at the Fund’s then current net asset value per Share. At March 31, 2012 the Fund received $11,221,000 in subscriptions proceeds in advance of the April 1, 2012 contribution date. This amount is included in the Statement of Assets and Liabilities.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. Prior to June 30, 2012, the Investment Manager does not anticipate recommending, and the Fund does not anticipate conducting, Share repurchases. Subsequent to June 30, 2012, the Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Shares from shareholders of up to 25% of the Fund’s net assets quarterly, effective as of the last day of March, June, September, and December. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of shareholders’ Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of its Shares. For the period ended March 31, 2012, the Fund did not charge Repurchase Fees.

Distributions will be made at least annually on the Shares in amounts representing substantially all of the net investment income and capital gains, if any, earned each year.

Each shareholder whose Shares are registered in its own name will automatically be a participant under the dividend reinvestment plan established by the Fund and will have net investment income and net capital gain distributions automatically reinvested in Shares unless the shareholder specifically notifies the Fund in writing of its election to receive such distributions in cash.

7. Federal Income Tax Matters

The Fund has a tax year end of October 31. The cost of investment securities and components of net assets on a tax basis presented below have been estimated as of March 31, 2012, the Fund’s fiscal year end. The actual cost of investment securities and components of net assets on a tax basis may be different as of October 31, 2012, the Fund’s tax year end. The Fund’s required distributions will be determined by the net investment income or loss and net realized gain or loss for the entire tax year (November 1, 2011 through October 31, 2012).

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

7. Federal Income Tax Matters (continued)

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at March 31, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$111,031,233	$—	$148,087	$(148,087)

The difference between book and tax basis appreciation (depreciation) on investments is primarily PFIC mark-to-market adjustments.

During the fiscal period ended March 31, 2012, the tax character of the $394,254 distributions paid by the Fund was ordinary income.

At March 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income*	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)*	Unrealized Appreciation (Depreciation)
$3,402,787	$—	$(148,087)

*	Subject to change based on the Fund’s results through its tax year end of October 31, 2012.

The cumulative timing differences primarily consist of distribution paid and PFIC mark-to-market adjustments.

As of October 31, 2011, the Fund had no net capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses.

8. Risk Exposure

In the normal course of business, the Investment Funds (in which the Fund invests) trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in and actively trade securities

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

8. Risk Exposure (continued)

and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from weekly to annually, and may be subject to various lock-up provisions and early withdrawal fees.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause shareholders to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Financial Statements March 31, 2012 (continued)

10. Concentrations

One or more affiliates of the Fund’s Investment Manager have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

11. Commitments

At March 31, 2012, the Fund had made no redemption requests from underlying Investment Funds and made the following commitments to purchase Investment Funds:

Investment Fund	Amount
Two Sigma Horizon Cayman Fund, Ltd.	$340,000
Brahman Partners II Offshore, Ltd.	400,000
York Credit Opportunities Unit Trust	400,000
Standard Pacific Capital Offshore Fund, Ltd.	500,000
Bocage Global Resources Offshore Fund	550,000
Maverick Fund, Ltd.	550,000
Southpaw Credit Opportunity Fund (FTE) Ltd.	550,000
Horizon Portfolio I Ltd.	600,000
Hudson Bay International Fund Ltd.	600,000
D.E. Shaw Composite International Fund, Ltd.	700,000
OZ Overseas Fund II, Ltd.	750,000
OZ Asia Overseas Fund, Ltd.	1,200,000
Pershing Square International, Ltd.	1,350,000
Paulson Enhanced Ltd.	1,600,000
Winton Futures Fund Ltd.	1,950,000

Total	$12,040,000

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited)

The business of the Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the operating agreement and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Trustees and officers of the Fund, their ages and descriptions of their principal occupations during the past five years are listed below.

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Independent Trustees

William J. Armstrong (1941); Trustee since 2011.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000—2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972—2000).	167	None.

John F. Finn (1947); Trustee since 2011.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974—present).	167	Director, Cardinal Health, Inc (CAH) (1994—present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee since 2011.	Chancellor, City University of New York (1999—present); President, Adelphi University (New York) (1998—1999).	167	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003- 2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002- present).

Robert J. Higgins (1945); Trustee since 2011.	Retired; Director of Administration of the State of Rhode Island (2003—2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971—2001).	167	None.

Peter C. Marshall (1942); Trustee since 2011.	Self-employed business consultant (2002—present).	167	Director, Center for Communication, Hearing and Deafness (1990-present).

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Independent Trustees

Marilyn McCoy* (1948); Trustee since 2011.	Vice President of Administration and Planning, Northwestern University (1985—present).	167	Trustee, Carleton College (2003—present).

William G. Morton, Jr. (1937); Trustee since 2011.	Retired; Chairman Emeritus (2001— 2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985—2001).	167	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001—present).

Dr. Robert A. Oden, Jr. (1946); Trustee since 2011.	Retired; President, Carleton College (2002—2010); President, Kenyon College (1995—2002).	167	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee since 2011.	Chairman, Joe Pietryka Inc. (formerly, Lumelite Corporation) (plastics manufacturing) (2003—present); Chairman and Chief Executive Officer, Lumelite Corporation (1985—2002).	167	Trustee, Morgan Stanley Funds (107 portfolios) (1992—present).

Frederick W. Ruebeck (1939); Trustee since 2011.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker- dealer) (2000—2009); Chief Investment Officer, Wabash College (2004—present); Director of Investments, Eli Lilly and Company (pharmaceuticals)(1988—1999).	167	Trustee, Wabash College (1988—present); Chairman, Indianapolis Symphony Orchestra Foundation (1994—present).

James J. Schonbachler (1943); Trustee since 2011.	Retired; Managing Director of Bankers Trust Company (financial services) (1968—1998).	167	None.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth) Positions With The Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Interested Trustees

Frankie D. Hughes ** (1952); Trustee since 2011.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993- present).	167	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr. *** (1935); Trustee since 2011.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989—1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990—1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990—1998).	167	Director, Glenview Trust Company, LLC (2001—present); Trustee, St. Catharine College (1998—present); Trustee, Bellarmine University (2000—present); Director, Springfield- Washington County Economic Development Authority (1997—present);

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (167 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with subadvisers to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Fund.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund	Principal Occupation(s) During the Past 5 Years
Officers

Patricia A. Maleski (1960); President and Chief Administrative Officer (2011) Principal Executive Officer	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972); Treasurer and Principal Financial Officer (2011)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964); Secretary (2011)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953); Chief Compliance Officer (2011)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964); Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962); Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February, 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975); Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Gregory S. Samuels (1980); Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965); Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972); Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963); Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

J.P. Morgan Access Multi-Strategy Fund II

Trustees and Officers Biographical Data (unaudited) (continued)

Name (Year of Birth), Positions Held with the Fund	Principal Occupation(s) During the Past 5 Years
Matthew J. Plastina (1970);	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to
Assistant Treasurer (2011)	August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973),	Vice President, JPMorgan Funds Management, Inc. since February 2006.
Assistant Treasurer (2011)

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their June 2011 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or sub-advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement and initial sub-advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) for the J.P. Morgan Access Multi-Strategy Fund II (the “Fund”).

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Advisor and Sub-Advisor (collectively, the “Advisors”) and received oral presentations from Advisor and Sub-Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreements with representatives of the Advisors and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisors were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreements.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund and by the Sub-Advisor from the Advisor under the New Advisory Agreements was fair and reasonable and that the initial approval of the New Advisory Agreements was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisors and their services. The Trustees considered the background and experience of the Advisors’ senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisors to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisors and their affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisors’ integrity and the Advisors’ responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisors.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisors and their affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Sub-Advisor has stated that it does not intend to use third-party soft dollar arrangements with respect to securities transactions it will executes for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, will earn fees from the Fund for providing administrative services. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC for various services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. With regard to the New Advisory Agreements, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees also considered the sub-advisory fee rate that will be paid by the Advisor from the advisory fee to the Sub-Advisor.

J.P. Morgan Access Multi-Strategy Fund II

Board Approval of Investment Advisory Agreement (unaudited) (continued)

The Trustees noted that the Fund’s estimated net advisory fees and total expenses were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees paid by the Fund to the Advisor and by the Advisor to the Sub-Advisor were reasonable.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• transaction history and account transactions

• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes –	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –	No	We don’t share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	No	We don’t share
information about your creditworthiness

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or provide contact information

•   give us your account information or pay us by check

•   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes - information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Access Multi-Strategy Fund II

The Fund’s Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-648-1953, and (ii) on the Commission’s website at http://www.sec.gov.

Automatic Dividend Reinvestment Plan (“DRIP”)

Pursuant to the DRIP, each Shareholder will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically notifies the Fund of its election to receive income dividends and/or capital gain distributions in cash at least 121 days before the last business day of the calendar year, or if the ex dividend date differs from the last business day, such other day that is the ex dividend date of such distribution. An election in writing to receive income dividends and/or capital gain distributions in cash received by the Fund 120 days or less before the ex dividend date of any dividend and/or distribution will apply to subsequent dividends and/or distributions that are paid at least 121 days after receipt of such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that John F. Finn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year is $61,000. The Registrant commenced operations in fiscal year 2012.

Audit-Related Fees

(b)	The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item is $12,000. The Registrant commenced operations in fiscal year 2012.

Audit-related fees consist of semi-annual financial statement reviews performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

Tax Fees

(c)	The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning is $13,000. The Registrant commenced operations in fiscal year 2012.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax year ended March 31, 2012.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

(d)	The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0. The Registrant commenced operations in fiscal year 2012.

(e)(1)   Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of

Regulation S-X.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(e)(2)   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was N/A. The Registrant commenced operations in fiscal year 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

J.P. Morgan Private Investments Inc.

Proxy Voting Policies and Procedures

Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities. An adviser must adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of the client, conflicts are identified and handled appropriately; and fiduciary obligations are fulfilled. An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts. An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

This section is applicable to JPMPI in its capacity to provide investment advice and/or administrative functions to the Private Funds.

1.	Generally

On occasion, an issuer of an investment held by a Private Fund will request that an action be taken by such issuer’s investors (e.g., the Private Fund). The terms of the partnership or limited liability company agreement of the Private Fund will set forth the policies and procedures for casting the Private Fund’s vote on the action. In cases where the Private Fund’s investors have the right to vote on the matter, depending on the agreement, JPMPI, on behalf of the Private Fund, will either (i) cast votes representing a percentage of the Private Fund’s interest in the issuer based on the percentage of votes JPMPI received from the Private Fund’s investors or (ii) cast votes for the Private Fund’s entire interest in the issuer based on the votes JPMPI received from the Private Fund’s investors. In cases where JPMPI has the sole proxy authority to vote on a matter (and investors do not have voting rights), JPMPI has adopted the following voting policies and procedures:

2.	Proxy Voting Policies and Procedures

In general, JPMPI will handle all proxies and other corporate actions in a timely manner as part of its authority. JPMPI’s President is ultimately responsible for ensuring that all proxies received by JPMPI, on behalf of Private Funds, are voted in a timely manner and in a manner consistent with the Private Fund’s best interests. JPMPI’s fiduciary obligation to manage accounts in the best interests of the Private Funds extends to proxy voting. When voting proxies or acting with respect to corporate actions for Private Funds, JPMPI will act in a prudent and diligent manner solely with the goal of maximizing the economic value of the assets of the Private Fund’s account and thereby providing the greatest possible return to investors’ investments consistent with governing laws and the investment policies of the Private Fund.

As the management of a company is responsible for its day to day operations, JPMPI believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interest of investors. However, JPMPI generally votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish investor rights. JPMPI also generally votes against management in other cases where the facts and circumstances indicate that the proposal is not in its client’s best interests.

This section is applicable to JPMPI in its capacity as a sub-advisor to the RICs.

•

JPMPI seeks to have each investment management agreement set forth whether JPMPI or the client are responsible for voting proxies. If JPMPI is responsible, it is JPMPI’s obligation to vote proxies in the best interests of the client.

•	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

•

It is the policy of JPMPI to vote all proxies received on stock held in portfolios over which JPMPI has discretionary management and proxy voting authority, unless JPMPI determines that it is not in the best interests of the client to vote any particular proxy.

•

To assist JPMPI’s investment personnel with proxy voting proposals, JPMAM may retain the services of an independent proxy voting services. The services may assist with such items as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; voting all proposals that are clearly covered in the JPMorgan Asset Management Proxy Voting Procedures and Guidelines; providing JPMPI with a comprehensive analysis of each proxy proposal; and providing JPMPI with recommendations on how to vote each proxy proposal based on JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

•

To oversee the proxy voting process on an on-going basis, JPMAM has established a Proxy Committee has been established that meets at least semi-annually. The Committee is composed of the Proxy Administrator and senior officers from among the Investment, Legal, Compliance, Operations and Risk Management Departments.

•

The primary functions of the Proxy Committee are to periodically review general proxy voting matters; to review and approve the JPMorgan Asset Management Proxy Voting Procedures and Guidelines annually; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented.

•

JPMAM has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator monitors recommendations from outside proxy services, escalates issues to appropriate investment professionals and confirms the outside services’ recommendation with the appropriate investment professional. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

•

Investment personnel, which may include Corporate Governance Specialists*, analyze issues to determine if any direct or indirect conflict regarding proxy voting exists, and if any conflict is identified the matter is referred to the Proxy Administrator.

•

In situations in which the JPMorgan Asset Management Proxy Voting Procedures and Guidelines are silent or recommend a case by case analysis, the Proxy Administrator will forward the proxy voting services’ voting recommendations to the appropriate investment professional. The investment professional will determine if the recommendations provided should be accepted.

•

If a material conflict of interest is identified by the Proxy Administrator, investment professional or Corporate Governance Specialist for the particular proxy vote, it is the responsibility of the Proxy Administrator to convene a subset of the Proxy Committee to review and determine what action should be taken, including the possibility of retaining an independent third party to exercise fiduciary responsibility in voting.

•

An investment professional may override the recommendation of the proxy service and/or the normal JPMPI policy position, if special circumstances apply. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Safeguard Policy and Information Barriers Policies were not violated and a statement that there is not a conflict of interest.

•	The Proxy Administrator’s duties include reviewing overrides and determining if they should be referred to the Proxy Committee for review.

•	The Compliance Department verifies that JPMPI’s ADV contains appropriate disclosure on how to obtain the JPMorgan Asset Management Proxy Voting Policy and Guidelines and voting records.

•	JPMPI’s clients can obtain voting records for their portfolio(s).

•

Following a request from a client to their Client Service Manager, JPMPI’s clients can obtain voting records for their portfolio(s) as well as a copy of the JPMorgan Asset Management Proxy Voting Policy and Guidelines.

*Please note: For international markets, where market practices vary widely and where independent proxy voting services are less-well developed, all voting decisions are made on a case-by-case basis by Corporate Governance Specialists in conjunction with investment professionals, based exclusively on the principles contained in the JPMPI’s Proxy Voting Guidelines, as opposed to the recommendations of third-party agencies based on their interpretation of JPMPI’s Proxy Voting Guidelines.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGEMENT TEAM

The senior portfolio management team of the Fund consists of Jonathan Shelon, Managing Director, Chief Investment Officer and Head of the J.P. Morgan Global Access Portfolios and the J.P. Morgan Access Funds; and Georgiy Zhikharev, Executive Director of J. P. Morgan Chase Bank N.A. and an officer of J.P. Morgan Private Investments, Inc. The senior portfolio management team determines the asset allocation for the Fund among Portfolio Managers, Investment Funds and other investments. In addition to being the Chief Investment Officer for the J.P. Morgan Global Access Portfolios and J.P. Morgan Access Funds, Jonathan Shelon is also a senior member of the Strategy Team at the J.P. Morgan Private Bank responsible for the development of investment strategy, including tactical and strategic asset allocation for high net worth clients. Prior to joining J.P. Morgan in 2011, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he had managed multi-asset class portfolios for institutional clients and target-date strategies for college-savings and retirement investors. Before Fidelity, Mr. Shelon held consulting roles at Callan Associates, an institutional investment consulting firm, and Milliman, a leading consulting organization to the insurance industry. Mr. Zhikharev has served as portfolio manager for the JPMorgan Global Access Portfolios since 2010 and is a member of the Global Markets Strategy Team at J.P. Morgan Private Bank. Mr. Zhikharev previously spent three years as the Risk Officer for the Global Access team overseeing quantitative risk analytics and research and evaluating the risk impact of portfolio trades. Prior to joining J.P. Morgan, he was Director and Partner at Dialogue Investments, an investment management and consulting company in Russia, responsible for proprietary portfolio investments and investment management advisory business. Mr. Zhikharev has been with J.P. Morgan for nine years and, prior to his current role, he built out the non-discretionary risk management unit of the Private Bank. He holds a Master of Business Administration with a concentration in finance from the DePaul University in Chicago, and also holds a Ph.D.-equivalent degree in Economics from the Kazan State University, Russia. Additionally, Mr. Zhikharev holds a Financial Risk Manager (FRM) designation from the Global Association of Risk Professionals.

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of March 31, 2012:

Non-Performance Based Fee Advisory Accounts ($000’s)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan Shelon	2	$1,990,676	12	$3,947,505	0	$0
Georgiy Zhikharev	0	$0	1	$93,344	0	$0
Performance Based Fee Advisory Accounts ($000’s)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan Shelon	1	$890,521	18	$6,139,687	0	$0
Georgiy Zhikharev	1	$890,521	11	$3,736,887	0	$0

POTENTIAL CONFLICTS OF INTEREST

The Investment Manager and Sub-Adviser provide investment management services to other clients, including other multi-manager funds and discretionary managed accounts, that follow investment programs substantially similar to that of the Fund. As a result, when a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, the Investment Manager and Sub-Adviser will be required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than the Investment Manager or Sub-Adviser would ideally allocate if it did not provide investment management services to other clients. In addition, the Investment Manager and/or Sub-Adviser may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by the Investment Manager and/or Sub-Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The Investment Manager and Sub-Adviser attempt to allocate limited investment opportunities among the Fund and their other client accounts in a manner they believe to be reasonable and equitable.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

As of March 31, 2012, none of the persons involved in the management of the Fund’s portfolio beneficially owns any interest in the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are

attached hereto.

(a)(3) Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) J.P. Morgan Access Multi-Strategy Fund II

By (Signature and Title)* /s/ Patricia A. Maleski

Patricia A. Maleski, Principal Executive Officer

(principal executive officer)

Date                                                 September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Patricia A. Maleski

Patricia A. Maleski, Principal Executive Officer

(principal executive officer)

Date                                                 September 28, 2012

By (Signature and Title)* /s/ Joy C. Dowd

Joy C. Dowd, Principal Financial Officer

(principal financial officer)

Date                                                 September 28, 2012

* Print the name and title of each signing officer under his or her signature.